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                            ASSET PURCHASE AGREEMENT

                                 by and between

                          GERALD STEVENS, INC. ("GSI"),

          GS CALL CENTER CO., FLOWER CLUB INTERNATIONAL, INC., FLORAFAX
                FINANCIAL SERVICES CORP., AND WORLDWIDE FLORAL &
                             GIFTS, INC. ("Sellers")

                                       and

                          EQUITY RESOURCE PARTNERS, LLC
                                  ("Purchaser")


                          Dated as of February 16, 2001

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

                                TABLE OF CONTENTS
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ARTICLE I   DEFINED TERMS..............................................................................1
       1.1        Definitions..........................................................................1
       1.2        Interpretation.......................................................................7

ARTICLE II  CONTEMPLATED TRANSACTIONS..................................................................8
       2.1        Purchase of Assets...................................................................8
       2.2        Excluded Assets......................................................................8
       2.3        Assumption of Liabilities............................................................9
       2.4        Procedures for Non-Transferable Assets..............................................10
       2.5        Telephone Listing and Telephone Numbers.............................................10

ARTICLE III  DEPOSIT; PURCHASE PRICE; SALES TAXES.....................................................11
       3.1        Non-refundable Deposit..............................................................11
       3.2        Purchase Price......................................................................11
       3.3        Sale Taxes..........................................................................12

ARTICLE IV  CLOSING; EFFECTIVE TIME...................................................................12
       4.1        Closing.............................................................................12
       4.2        Closing Date........................................................................12
       4.3        Effective Time......................................................................12

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF GSI AND THE SELLERS......................................12
       5.1        Organization; Qualification.........................................................12
       5.2        Authority...........................................................................13
       5.3        Consents and Approvals; No Violations...............................................13
       5.4        Financial Statements................................................................14
       5.5        Undisclosed Liabilities.............................................................14
       5.6        Absence of Certain Changes..........................................................14
       5.7        Certain Contracts and Arrangements..................................................14
       5.8        Litigation..........................................................................15
       5.9        Compliance with Applicable Laws.....................................................15
       5.10       Employee Matters....................................................................15
       5.11       Employee Benefit Plans..............................................................16
       5.12       Tax Matters.........................................................................16
       5.13       Title...............................................................................16
       5.14       Real Property.......................................................................17
       5.15       Intellectual Property...............................................................17
       5.16       Environmental Matters...............................................................17
       5.17       Accounts Receivable.................................................................18
       5.18       Inventories.........................................................................18
       5.19       Insurance Policies..................................................................19
       5.20       Permits and Licenses................................................................19


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
       5.21       Books and Records...................................................................19
       5.22       Brokers and Finders.................................................................19
       5.23       Disclaimer of Additional Warranties.................................................19

ARTICLE VI  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...........................................19
       6.1        Organization........................................................................19
       6.2        Authority...........................................................................20
       6.3        Consents and Approvals..............................................................20
       6.4        Legal Compliance....................................................................20
       6.5        Litigation..........................................................................20
       6.5        Brokers and Finders.................................................................20
       6.7        No Knowledge of Breach..............................................................21

ARTICLE VII  COVENANTS OF THE PARTIES.................................................................21
       7.1        Conduct of Business.................................................................21
       7.2        Access to Information...............................................................22
       7.3        Employees, Consultants and Employee Benefits........................................22
       7.4        Filings.............................................................................23
       7.5        Consummation of Agreement...........................................................23
       7.6        Confidentiality; Public Statements..................................................24
       7.7        Notice of Events....................................................................24
       7.8        Post-Closing Access.................................................................25
       7.9        Accounts Receivable.................................................................25
       7.10       Allocation of Purchase Price........................................................25
       7.11       Customer Lists......................................................................25
       7.12       Non-Compete.........................................................................25
       7.13       Non-Soliciation of Employees........................................................26
       7.14       No Shopping.........................................................................26
       7.15       Change of Name......................................................................26
       7.16       Transition of Support Services......................................................26

ARTICLE VIII  CLOSING CONDITIONS......................................................................27
       8.1        Mutual Conditions...................................................................27
       8.2        Conditions to the Obligations of the Sellers........................................27
       8.3        Conditions to the Obligations of the Purchaser......................................28

ARTICLE IX  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION..............................................30
       9.1        Survival of Representations.........................................................30
       9.2        GSI and Sellers' Agreement to Indemnify.............................................30
       9.3        Purchaser's Agreement to Indemnify..................................................32
       9.4        Remedies............................................................................32

ARTICLE X  TERMINATION   32
       10.1       Termination.........................................................................32
       10.2       Procedure and Effect of Termination or Failure to Close.............................34

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
ARTICLE XI  MISCELLANEOUS PROVISIONS..................................................................34
       11.1       Expenses............................................................................34
       11.2       Further Assurances..................................................................34
       11.3       Amendment and Modification..........................................................35
       11.4       Waiver of Compliance; Consents......................................................35
       11.5       Notices.............................................................................35
       11.6       Assignment..........................................................................36
       11.7       Governing Law.......................................................................36
       11.8       Counterparts........................................................................36
       11.9       Severability........................................................................36
       11.10      Parties in Interest.................................................................36
       11.11      Bulk Sales..........................................................................36
       11.12      Entire Agreement....................................................................36


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

                                    SCHEDULES


Schedule 2.5               Telephone Numbers
Schedule 5.3               Required Consents
Schedule 5.4(a)            Financial Statements
Schedule 5.4(b)            Certain Financial Information
Schedule 5.7               Certain Contracts and Arrangements
Schedule 5.8               Litigation
Schedule 5.10              Employees
Schedule 5.11              Employee Benefit Plans
Schedule 5.14              Leased Real Property
Schedule 5.15              Intellectual Property
Schedule 5.19              Insurance
Schedule 5.20              Licenses and Permits
Schedule 7.1               Conduct of Business

EXHIBITS

Exhibit A                  Bill of Sale
Exhibit B                  Assignment and Assumption Agreement
Exhibit C                  Escrow Agreement
Exhibit D                  Florafax Agreement


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

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT, dated as of February 16, 2001 (this "Agreement"), is by and among GERALD STEVENS, INC., a Florida corporation ("GSI"), GS CALL CENTER CO., a Florida corporation ("GSCC"), FLOWER CLUB INTERNATIONAL, INC., a Florida corporation ("FCI"), FLORAFAX FINANCIAL SERVICES CORP., a Delaware corporation ("FFS"), and WORLDWIDE FLORAL & GIFTS, INC., a Florida corporation ("WFG") (GSCC, FCI, FFS and WFG are sometimes hereinafter each referred to as a "Seller" and collectively as the "Sellers"), and EQUITY RESOURCE PARTNERS, LLC, a Delaware limited liability company (the "Purchaser");


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Sellers are commonly controlled entities which are engaged in a business consisting primarily of sponsoring corporate floral affinity programs, acting as a clearinghouse for floral wire service orders, and related credit card processing, including the business generally known as "Florafax" and "The Flower Club" (the "Business"); and

         WHEREAS, the Sellers now wish to sell, and the Purchaser wishes to purchase, the assets and operations of the Business, on the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "Accounts Payable" means any and all amounts due and owing by the Seller in the operations of the Business in the nature of trade accounts payable, as such term is understood under GAAP, including any such amounts described for the Business in the Financial Statements as trade accounts payable, and any accrued taxes for periods subsequent to the last date through which returns were required to be filed by the Seller prior to the Closing Date.

         "Accounts Receivable" means any and all amounts due and owing to the Seller or any Seller Affiliate from the operations of the Business, as the term "accounts receivable" is understood under GAAP, including any such amounts described for the Business in the Financial Statements as accounts receivable, notes receivable, trade receivables, employee advances, wire service receivables and/or charge card receivables, whether or not represented by promissory notes and including all rights to payment for goods sold or leased or services rendered, whether billed or unbilled.

         "Accrued Expenses" means any and all expenses of the Seller accrued in the operations of the Business in accordance with GAAP but not paid as of the date of determination thereof, including but not limited to accrued compensation and payroll expenses. To the extent that any liability is included in Accounts Payable, such liability shall not also be counted as an Accrued Expense.

         "Affiliate" means, with reference to a Person, any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Assets" has the meaning given to it in Section 2.1.

         "Assignment and Assumption Agreement" means the Assignment and Assumption Agreement in substantially the form of Exhibit B annexed hereto, to be executed and delivered by the Seller and the Purchaser to evidence the assignment and assumption of the Assumed Liabilities as of the Effective Time.

         "Assumed Contracts" has the meaning given to it by Section 5.7.

         "Assumed Liabilities" has the meaning given to it in Section 2.3(a).

         "Bill of Sale" means the Bill of Sale in substantially the form of Exhibit A annexed hereto, to be executed and delivered by the Seller to evidence the transfer and assignment of the Assets as of the Effective Time.

         "Business" has the meaning given to it in the first "WHEREAS" clause of this Agreement.

         "Business Day" means a day other than a Saturday, Sunday or day on which commercial banks in Fort Lauderdale, Florida are generally closed for business.

         "Calyx Agreement" means that certain Asset Purchase Agreement dated as of February 16, 2001 by and between GSI, Calyx & Corolla, Inc. and the Purchaser, as same may be amended from time to time in accordance therewith.

         "Closing" has the meaning given to it in Section 4.1.

         "Closing Date" has the meaning given to it in Section 4.2.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, together with the regulations thereunder, in each case as in effect from time to time.

         "Contract" means any legally binding obligation or agreement of the Business, whether or not reduced to writing, and specifically including, without limitation, any client or customer agreement, note, bond, mortgage, lease of real or personal property (including, without

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limitation, automobile, vehicle and other equipment leases), license and other instrument, but not including Permits.

         "Effective Time" has the meaning given to it in Section 4.3.

         "Employees" means all persons employed by the Seller in the Business, including individuals employed on a full time, part-time or temporary basis.

         "Employment Agreements" means, collectively, the outstanding employment agreements between GSI and Beverly Bishop, Peggy O'Neal, James Pagano and David Rogers, each dated May 1, 1999, between GSCC and Emma Holtzclaw dated April 23, 2000, between GSCC and Rose Marie Stubbs dated May 1, 2000, and between GSCC and Denise Martin dated June 1, 2000, none of which have been amended or modified in any manner.

         "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.ss. 9601, et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.ss.ss. 11001, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C.ss.ss. 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C.ss.ss. 26019 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.ss.ss. 136, et seq.; the Clean Air Act, 42 U.S.C.ss.ss. 7401 et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C.ss.ss. 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss.ss. 300f, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.ss.ss. 1801, et seq.; as any of the above statutes have been amended as of the date hereof, all rules and regulations promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule or regulation governing environmental matters, as the same have been amended as of the date hereof.

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and any successor statute thereto, together with the regulations thereunder, in each case as in effect from time to time.

         "Escrow Agreement" means the escrow agreement to be entered into at the Closing by and among GSI, the Purchaser and Doherty, Doherty & Adams, L.L.P., in the form of Exhibit C annexed hereto, regarding the holding and disposition of the funds described therein.

         "Excluded Assets" has the meaning given to it in Section 2.2.

         "Excluded Liabilities" has the meaning given to it in Section 2.3(b).

         "Financial Statements" means the separate unaudited statements of income of each Seller for the Business for the fiscal year ended August 31, 2000, and the separate balance sheets of each Seller for the Business as of August 31, 2000.

         "Fixed Assets" means, collectively, all machinery, equipment (including point of sale equipment), leasehold improvements, furniture and furnishings, fixtures, computers, vehicles, tools, parts, accessions and other fixed assets owned by any of the Sellers or any Seller Affiliate, physically located at any of the Locations or otherwise, utilized primarily in the Business.

         "Florafax Agreement" means the agreement to be entered into by GSI and the Purchaser at the Closing, in substantially the form of Exhibit D annexed hereto, respecting the continued flow of business through the Florafax network and wire service.

         "GAAP" or "generally accepted accounting principles" means generally accepted accounting principles as recognized by the American Institute of Certified Public Accountants, as in effect from time to time, consistently applied and maintained on a consistent basis for the Seller throughout the periods indicated.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any agency, natural person or other entity exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

         "GSI" means Gerald Stevens, Inc., a Florida corporation and, through one or more subsidiaries, the indirect owner of all of the issued and outstanding capital stock of Sellers.

         "Hazardous Material" means any substance or material meeting any one or more of the following criteria: (a) it is or contains a substance designated as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance under any Environmental Law; (b) its presence at some quantity requires investigation, notification or remediation under any Environmental Law; or (c) it contains, without limiting the foregoing, asbestos, polychlorinated biphenyls, petroleum hydrocarbons, petroleum derived substances or waste, crude oil or any fraction thereof, nuclear fuel, natural gas or synthetic gas.

         "Interim Financial Statements" means the separate unaudited statements of income of each Seller for the Business for the three-month period ended November 30, 2000 and the one-month period ended December 31, 2000, and the separate unaudited balance sheets of each Seller for the Business as of December 31, 2000.

         "Inventory" means all inventories of the Sellers physically located at any of the Locations or otherwise used or usable in the Business, including catalogs, wrapping materials, packing materials and supplies, as determined in accordance with GAAP. To the extent that any inventories of the Business are held by any Seller Affiliate, such inventories shall nonetheless be included in the Assets to be transferred at the Closing and in the calculation of Net Working Capital.

         "Intellectual Property" means all patents, copyrights, trademarks, service marks, trade secrets, know-how, inventions, designs, formulas, and computer software programs owned by any of the Sellers or any Seller Affiliate and used primarily in the Business, and any and all applications and/or registrations for any of the foregoing, including, without limitation, all rights to the tradenames "Florafax", "The Flower Club" and any variant thereof, the order entry system software and technology of the Business and the other Intellectual Property described on Schedule 5.15; provided, however, that the "Intellectual Property" does not include the "Gerald Stevens" name and logo, any related service marks utilizing the "Gerald Stevens" name or any variant thereof, and any designs and trade dress generally utilized by GSI and its subsidiaries.

         "knowledge" and "know" means (a) when referring to the knowledge of the Sellers, the actual knowledge of John Hall, Thomas W. Hawkins and Wayne Moor (as executive officers of

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GSI), after reasonable inquiry of the appropriate Employees, and (b) when referring to the knowledge of the Purchaser, the actual knowledge of Andy Williams and T. Craig Benson.

         "Leased Real Property" means the real properties described on Schedule 5.14.

         "Leases" means the leases for the Leased Real Property, as currently in effect.

         "Liabilities" means all liabilities or obligations of any nature whatsoever, whether absolute or contingent, due or to become due, accrued or unaccrued, known or unknown, direct or consequential or otherwise, including but not limited to indebtedness for money borrowed, obligations under Contracts, accounts payable, liabilities imposed by law and/or Governmental Authorities, and obligations to remit sales, use and other taxes as and when due.

         "Lien" means any mortgage, claim, lien, security interest, pledge, escrow, charge, right of way, easement or other similar encumbrance.

         "Location" means any physical location of the Business, including without limitation those locations listed or described in Schedule 5.14.

         "Material Adverse Effect" means any change or effect (a) that would be materially adverse to the condition (financial or otherwise), business, assets, operations or results of operation of the Business, taken as a whole, excluding changes and effects resulting from general economic and industry conditions not specific to the Seller, or (b) that would materially impair the ability of any Seller to consummate the transactions contemplated by this Agreement or perform its obligations under the Transaction Agreements.

         "Net Working Capital" means, as of the Effective Time, the difference (whether positive or negative), of (a) the sum (excluding any Excluded Assets) of all Accounts Receivable (net of a reserve for doubtful accounts in an amount consistent with the historical practice of the Business), Inventory (net of a reserve for obsolete or slow-moving items in an amount consistent with the historical practice of the Business) and Prepaid Expenses, minus (b) the sum of all Assumed Liabilities described in Sections 2.3(a)(i) and 2.3(a)(ii) of this Agreement (excluding, in each case, Excluded Liabilities).

         "Permits" means all licenses, permits, authorizations, registrations, certificates of occupancy, franchises and approvals of any nature issued by any Governmental Authority to any Seller in respect of the Business, or otherwise obtained by any Seller for the Business from any Governmental Authority. To the extent that the Business currently operates under any license, permit, authorization, registration or approval held in the name of any Seller Affiliate, same shall nonetheless be deemed included within the definition of "Permits" hereunder.

         "Permitted Liens" means any of the following Liens: (a) Liens in favor of carriers, warehousemen, mechanics, landlords and materialmen and other similar Persons that are incurred in the ordinary course of the Business for sums not yet due and payable; (b) Liens for current Taxes incurred in the ordinary course of the Business that are not delinquent or remain payable without any penalty or are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are maintained; (c) rights reserved to any Governmental Authority to regulate the affected property;
(d) as to any leased assets or properties, rights of the lessors thereof; and (e) Liens incurred or deposits made in the ordinary course of the Business in connection with workers' compensation and other types of social security, unemployment insurance, or old age pension programs mandated under applicable laws or regulations.

         "Person" means a corporation, a company, a limited liability company, an association, a joint venture, a partnership, a limited partnership, an organization, a business, an individual, a trust, a Governmental Authority or any other legal entity.

         "Plan" means any employee pension, retirement, profit-sharing, bonus, incentive, deferred compensation, severance, stock option, employee stock ownership, hospitalization, medical, dental, insurance, or similar employee benefit plan, whether arrived at through collective bargaining or otherwise, providing employee benefits (including but not limited to any "employee benefit plan" as that term is defined in Section 3(3) of ERISA, any employee benefit plan that is a "cafeteria plan" as described in Section 125 of the Code or any employee welfare plan) currently maintained or previously maintained by, sponsored in whole or in part by, or contributed to by any Seller, for the benefit of employees or retirees of the Business, dependents and spouses of employees or retirees of the Business, independent contractors of the Business, or other beneficiaries related to the Business.

         "Prepaid Expenses" means any and all prepaid expenses of the Business, as the term "prepaid expenses" is understood under GAAP.

         "Purchase Price" means the aggregate net amount paid by the Purchaser to the Seller in accordance with Section 3.2.

         "Purchaser" has the meaning given to it in the preamble of this Agreement.

         "Purchaser Claims" has the meaning given to it in Section 9.2(c).

         "Purchaser Damages" has the meaning given to it in Section 9.2(a).

         "Purchaser Indemnitees" has the meaning given to it in Section 9.2(a).

         "Seller" and "Sellers" have the meanings given to them in the preamble of this Agreement.

         "Seller Affiliate" means any Affiliate of any Seller.

         "Seller Damages" has the meaning given to it in Section 9.3.

         "Seller Indemnitees" has the meaning given to it in Section 9.3.

         "Tax Return" means any report, return or other information required to be supplied to or filed with a taxing authority in connection with Taxes.

         "Taxes" means any taxes, assessments, duties, fees, levies, imposts, or other governmental charges of any nature whatsoever imposed by any Governmental Authority and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon.

         "Termination Date" has the meaning given to it in Section 10.1(d).

         "Transaction Agreements" means this Agreement, the Escrow Agreement, the Florafax Agreement, the Bill of Sale, the Assignment and Assumption Agreement, and any and all other agreements, instruments and other documents effecting the conveyance, assignment and/or assumption of Assets and/or Assumed Liabilities hereunder.

         1.2 Interpretation. The following provisions shall govern the interpretation of this Agreement:

         (a) The words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, subsection, Exhibit or Schedule; references to this Agreement include the Exhibits and Schedules to this Agreement; and, unless the context requires otherwise, references to Exhibits and Schedules refer to the Exhibits and Schedules to this Agreement.

         (b) Headings or captions are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         (c) Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing individuals shall include Persons and vice versa.

         (d) The calculation of time within which or following which any act is to be done or step is to be taken pursuant to this Agreement excludes the date which is the reference day in calculating such period.

         (e) Performance on holidays is not required hereunder. Whenever anything is required to be done or any action is required to be taken hereunder on or by a day which is not a Business Day, then such thing may be validly done and such action may be validly taken on or by the next succeeding day that is a Business Day.

         (f) The term "including" shall be deemed to mean "including without limitation."

         (g) Except as specifically provided otherwise in this Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them in accordance with GAAP.

         (h) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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

                                   ARTICLE II

                            CONTEMPLATED TRANSACTIONS

         2.1 Purchase of Assets. At the Closing, upon and subject to the terms and conditions of this Agreement, the Sellers shall sell to the Purchaser, and the Purchaser shall purchase from the Sellers, all of the Sellers' right, title and interest, as of the Effective Time, in and to the following assets, rights and properties, together with all additions made thereto and excluding all dispositions thereof after the date hereof made in the ordinary course of business, in each case excluding the Excluded Assets (such purchased assets are referred to herein as the "Assets"):

         (a) all Accounts Receivable of the Business;

         (b) all Inventory;

         (c) all Fixed Assets;

         (d) all Permits that are transferable under applicable law (and, if such Permit is held in the name of a Seller Affiliate, such Permit is not required by any Seller Affiliate for the conduct of any operations other than the Business);

         (e) all Intellectual Property (including all rights to sue for infringement thereof or otherwise to enforce same, and all royalties which may be receivable in respect thereof), and the domain name(s) for any website(s) utilized exclusively in the Business;

         (f) all of the Sellers' rights (including rights to security deposits) under the Leases, the Employment Agreements and the other Contracts, including without limitation those that are listed on Schedules 5.7 and 5.14;

         (g) all of the Sellers' books, files, records, documents, data, plans, proposals and all other recorded knowledge, whether in written, electronic, visual or other form, to the extent related to the Business;

         (h) all Prepaid Expenses of the Business (other than rights to unearned insurance premiums), including but not limited to any prepaid rent; and

         (i) the Business as a going concern and all of the goodwill associated with the Business, and all other assets, properties, business and rights used in the conduct of the Business and not otherwise excluded from the Assets hereunder.

         2.2 Excluded Assets. The Assets shall not include any of the following assets, rights and properties of the Sellers as of the Effective Time (the "Excluded Assets"), all of which shall be retained by the Sellers:

         (a) any cash, marketable securities, short-term investments of cash, and other cash equivalents;

         (b) any and all deferred taxes, rights to tax refunds, net operating loss carryforwards, and refunds of unearned insurance premiums;

         (c) any and all Plans, and any related trust or assets thereof;

         (d) any and all Permits which are not included in the Assets;

         (e) the rights of the Seller under this Agreement and the other Transaction Agreements;

         (f) rights in or with respect to all insurance policies (other than claims relating to Assumed Liabilities or to casualty losses affecting the Assets);

         (g) all assets, rights and properties of the Sellers that relate to their corporate governance and administration, including the Sellers' corporate minute books, corporate seals and stockholder records;

         (h) all of the Sellers' tax records and tax returns; and

         (i) all trademarks, service marks, trade names, copyrights, copyrightable materials, designs and trade dress owned by GSI and/or its subsidiaries and affiliates (other than the Intellectual Property).

         2.3      Assumption of Liabilities.
                  -------------------------

         (a) Assumed Liabilities. On the Closing Date, the Purchaser shall assume, and shall thereafter timely pay and perform, the following obligations and liabilities of the Sellers existing as of the Effective Time (the "Assumed Liabilities"):

                           (i) To the extent such liabilities are considered in
                  the calculation of the Net Working Capital and have not been paid as of the Closing Date, the liabilities of the Business reflected on the Interim Financial Statements;

                           (ii) To the extent such liabilities are considered in
                  the calculation of the Net Working Capital and have not been paid as of the Closing Date, the liabilities of the Sellers of a nature required to be shown on the financial statements of the Business under GAAP arising out of the operation of the Business in the ordinary course of business that arose after December 31, 2000.

                           (iii) The liabilities of the Business for the line
                  item "Subscription Deposits" in an aggregate amount not to exceed $52,000; and

                           (iv) the obligations accruing after the Effective
                  Time under the Assumed Contracts (including the Leases and the Employment Agreements, but excluding the Excluded Contracts).

         (b) No Other Assumed Liabilities. Except as set forth in Section 2.3(a) above or as otherwise expressly provided herein, the Purchaser shall not assume or become liable for (and hereby expressly disclaims any undertaking in respect of) the payment or performance of any Liabilities of any of the Sellers (or any predecessor of any Seller), whether in connection with the Business or the Assets or otherwise, of whatever nature, whether known or unknown, contingent or otherwise, and whether presently in existence or arising hereafter (collectively, the "Excluded Liabilities"), including but not limited to the following, to the extent not assumed under Section 2.3(a): (i) indebtedness for money borrowed, (ii) income taxes, sales taxes, payroll taxes, withholding taxes, franchise taxes, and other taxes, (iii) claims, litigation, liabilities or obligations arising out of or relating to the operations of the Sellers prior to the Effective Time, or otherwise in connection with any actual or threatened or future action with respect to any events, actions, occurrences, omissions, circumstances or conditions relating to the Sellers occurring or existing on or prior to the Effective Time (and whether asserted prior to, on or after the Effective Time), other than actions based on the Purchaser's failure to pay or perform any of the Assumed Liabilities, (iv) liabilities or obligations of any kind in respect of any past or present stockholders, directors, officers, employees, Affiliates or consultants of any Seller, whether under any contract or agreement, pursuant to any pension plan or employee benefit or welfare plan, or otherwise, (v) liabilities or obligations relating to recapture of any depreciation deduction or investment tax credit of any Seller, and (vi) the line item "Deferred Gain - Building and Land."

         2.4 Procedures for Non-Transferable Assets. If any Contracts to be included among the Assets are not assignable or transferable either by virtue of the provisions thereof or under applicable law without the consent of some other party or parties, the Purchaser and the subject Seller shall use reasonable commercial efforts to obtain such consents prior to the Closing Date. If any such consents cannot be obtained, the parties intend that the Purchaser nevertheless receive the economic benefits of, and perform the obligations under, such Contracts as if such Contracts had been assigned to the Purchaser. Accordingly, if permitted under any such Contracts, the subject Seller agrees to subcontract such Contracts to the Purchaser at the price specified in each such Contract without any additional mark-up and on the same terms and conditions, and the Purchaser shall be responsible for performing the services under such Contract and for the costs associated with the performance of such Contracts, and the Purchaser shall be entitled to and shall receive all the revenues from such Contracts. If subcontracting any such Contract is not permitted, the subject Seller and the Purchaser shall cooperate with one another in any reasonable arrangement designed to give to the Purchaser the benefits of and obligations under such Contract. In any event, the Sellers' obligations and liabilities under any such Assumed Contracts shall be considered Assumed Liabilities for the purpose of this Agreement.

         2.5 Telephone Listings and Telephone Numbers. From and after the Closing Date, the Seller shall cooperate with and assist the Purchaser in all reasonable respects to cause the applicable telephone service providers to transfer to the Purchaser and to the Purchaser's account all telephone listings, telephone numbers and telephone accounts of the Business as set forth in
Schedule 2.5 annexed hereto, provided that the Sellers make no representation or warranty as to the transferability of such items (all of which may be asserted, by the applicable service providers, to be the property of such service providers and, as such, transferable only at the discretion of such service providers).

                                   ARTICLE III

                      DEPOSIT; PURCHASE PRICE; SALES TAXES

         3.1 Non-Refundable Deposit. In consideration of various foregone opportunities of GSI and the Sellers, and for other good and valuable consideration, the Purchaser shall, subject to and simultaneously with the consummation of the transactions contemplated by the Calyx Agreement, and regardless of any prior termination of this Agreement under any circumstances whatsoever, pay to GSI (on behalf of the Sellers), by wire transfer of immediately available funds to such account as shall have been designated by GSI for such purpose prior to such date, the sum of $1,500,000, which shall constitute (a) liquidated damages for the aforesaid foregoing opportunities if this Agreement has been terminated prior to the date of such payment, or (b) a non-refundable deposit hereunder if this Agreement has not been terminated prior to the date of such payment. If the Calyx Agreement shall terminate prior to the closing of the transactions contemplated thereunder, the Purchaser's obligations under this Section 3.1 shall terminate. In no event and under no circumstances whatsoever shall GSI or any of the Sellers be required to repay or refund to the Purchaser or anyone claiming thereunder any portion of the payment under this
Section 3.1; provided, however, that in the event that and at such time as the Closing shall take place, the payment under this Section 3.1 shall be credited to the Purchaser's obligations under Section 3.2(a).

         3.2      Purchase Price.
                  --------------

         (a) In consideration of the transfer to the Purchaser of the Assets, the Purchaser shall, on the Closing Date, pay to the Sellers, by wire transfer of immediately available funds to such account as shall have been designated by GSI for such purpose prior to the Closing, an amount equal to (i) $16,500,000, plus or minus (as the case may be) (ii) the amount by which the Net Working Capital (as estimated by the Sellers in good faith to the Purchaser and approved by Purchaser in good faith on the Closing Date) is greater than or less than (as the case may be) $350,000; provided, however, that of the amount otherwise payable to the Sellers under this Section 3.2(a), the sum of $200,000 shall be deducted therefrom and paid instead to the escrow agent under and pursuant to the Escrow Agreement. Such payments shall be in addition to the Purchaser's assumption of the Assumed Liabilities.

         (b) During the sixty (60) day period following the Closing Date, the Purchaser may review and contest the Sellers' calculation of the Net Working Capital utilized to determine the payment pursuant to Section 3.2(a), which verification procedures shall include a physical inventory as of the Effective Time to be conducted by the Purchaser, which the Sellers and GSI shall have the right to observe. To the extent that the Purchaser has any net disagreement with the Sellers' calculation of Net Working Capital, the Purchaser shall give written notice thereof to the Seller within sixty (60) days after the Closing Date, which notice shall specify in reasonable detail the nature of the disagreement and the basis and supporting evidence for the Purchaser's position with respect to the disputed item(s). The parties shall attempt in good faith to resolve any disagreement for a period of fifteen (15) days following the date of the Purchaser's notice. If the parties are unable to resolve such disagreement within such period, the parties shall submit the disputed item(s) to a recognized accounting firm, not then or in the prior two (2) years engaged by either party or any of its Affiliates (the "Arbitrator"), whose decision with respect to the disputed item(s) shall be final and binding. The Arbitrator shall be directed to render its decision with respect to the disputed item(s) within fifteen (15) days after same are submitted to the Arbitrator (or as promptly thereafter as practicable), and the Seller and the Purchaser shall each promptly provide all information and documents in their possession that the Arbitrator deems necessary in order to make its decision with respect to the disputed item(s). The fees and expenses of the Arbitrator shall be borne equally by the Sellers (on the one hand) and the Purchaser (on the other hand). Within five (5) business days after the parties' receipt of the Arbitrator's determination, any required payment indicated in the Arbitrator's determination shall be made, in immediately available funds, by the party required to make such payment to the party entitled to receive such payment.

         3.3 Sales Taxes. Any and all sales or use taxes assessable in respect of the transactions contemplated by this Agreement shall be payable by the Purchaser, and the Purchaser shall remit to the appropriate taxing authority any and all such sales or use taxes as and when same may be payable. Nothing herein contained shall be deemed to acknowledge whether or to what extent any sales or use taxes may be payable in respect of any of the transactions contemplated by this Agreement.

                                   ARTICLE IV

                             CLOSING; EFFECTIVE TIME

         4.1 Closing. The closing of the transactions contemplated herein (the "Closing") shall take place on the Closing Date by overnight delivery and/or facsimile transmission to the appropriate parties of the applicable documents, or at such location or in such other manner as the Purchaser and the Seller may mutually agree. At the Closing, the parties will execute and deliver all documents and instruments of conveyance and assumption necessary or appropriate to effect the transactions contemplated herein.

         4.2 Closing Date. The Closing of the transactions contemplated herein shall occur at 9:00 a.m. Eastern Standard time on March 30, 2001, or such later date as all conditions precedent hereunder have been satisfied or waived (the date of the Closing is referred to herein as the "Closing Date"). The parties agree to use reasonable commercial efforts to cause the Closing to occur on such Closing Date.

         4.3 Effective Time. The effective time of the transfer of the Assets and assumption of the Assumed Liabilities shall be deemed to be the close of business of the Business on the Closing Date (the "Effective Time").

                                    ARTICLE V

              REPRESENTATIONS AND WARRANTIES OF GSI AND THE SELLERS

         GSI and the Sellers, jointly and severally, hereby represent and warrant to the Purchaser as follows:

         5.1 Organization; Qualification. Each Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the nature of its business or properties requires such qualification (unless the failure to be so qualified would not have a Material Adverse Effect), and (c) has all requisite corporate power and authority to own, lease and operate its assets and to carry on its business as presently conducted. GSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, is duly qualified and in good standing to do business as a foreign corporation in all states where the conduct of its business would require such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all requisite corporate power and authority to own, lease and operate its assets and to carry on its business as presently conducted.

         5.2 Authority. GSI and each Seller has the full corporate power and authority to execute and deliver the Transaction Agreements and to consummate the transactions contemplated thereby. The execution and delivery by GSI and Sellers of the Transaction Agreements and the consummation of the transactions contemplated thereby have been duly and validly authorized and approved by all necessary corporate action on behalf of GSI and Sellers and no other corporate proceedings are necessary on the part of GSI and Sellers to authorize the Transaction Agreements or the consummation of the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by GSI and Sellers, and at the Closing the other Transaction Agreements will be duly and validly executed by GSI and Sellers. Assuming the Transaction Agreements constitute or will constitute legal, valid and binding agreements of the Purchaser, this Agreement and the other Transaction Agreements constitute or, upon execution, will constitute legal, valid and binding agreements of GSI and Sellers, enforceable against GSI and Sellers in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

         5.3      Consents and Approvals; No Violations.
                  -------------------------------------

         (a) The execution, delivery and performance of the Transaction Agreements by GSI and Seller and the compliance by GSI and Seller with the terms thereof will not, except as set forth on Schedule 5.3: (i) conflict with any provision of the articles or certificate of incorporation or bylaws of GSI or any Seller; (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material Contract to which GSI or any Seller is a party, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained; (iii) violate any statute, law, rule, regulation, judgment, order, writ, injunction or decree of any Governmental Authority; or (iv) result in the creation or imposition of any Lien on any Asset of any Seller being purchased hereunder by the Purchaser.

         (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or by any other Person, is required by or with respect to GSI and Sellers in connection with the execution and delivery of the Transaction Agreements by GSI and Sellers or the consummation of the transactions contemplated thereby.

         5.4      Financial Statements.
                  --------------------

         (a) True and complete copies of the Financial Statements and the Interim Financial Statements are annexed hereto as Schedule 5.4(a). Subject to the qualifications disclosed on Schedule 5.4(a), the Financial Statements and the Interim Financial Statements fairly present, in all material respects, the results of operations and financial position of the Business for the periods and as of the dates set forth therein. The Financial Statements and Interim Financial Statements have been prepared from the books and records of the Sellers (which accurately and consistently reflect, in all material respects, all transactions of the Business) in accordance with GAAP (subject to normal non-material audit adjustments and the absence of footnote disclosures).

         (b) Annexed hereto as Schedule 5.4(b) is a true and correct list and aging of the Accounts Receivable and Accounts Payable as of January 31, 2001, and details as to the major items of Prepaid Expenses and Accrued Expenses.

         5.5 Undisclosed Liabilities. Except as specifically disclosed in the Schedules to this Agreement, none of the Sellers has any Liabilities with respect to the Assets or the Business, except (a) Liabilities of the types and in the amounts reflected in the Financial Statements, (b) Liabilities incurred in the ordinary course of business after December 31, 2000, or that are not required by GAAP to be reflected on the Interim Financial Statements as of the date thereof, and (c) liabilities and obligations that do not and will not, individually or in the aggregate, have a Material Adverse Effect.

         5.6 Absence of Certain Changes. Since December 31, 2000, none of the Sellers has: (a) conducted the Business other than in the ordinary course consistent with past practices, with all reasonable efforts made consistent with past practices to preserve the goodwill of the Business and such Seller's relationships with the customers and suppliers and to keep available the services of its Employees; (b) entered into any Contract, assumed any Liability or otherwise conducted the Business other than in the ordinary course of business consistent with past practice; (c) suffered any Material Adverse Effect, other than changes relating to the industry in general and not specifically relating to such Seller; (d) suffered any damage, destruction or loss, whether covered by insurance or not, which has had or would reasonably be expected to have a Material Adverse Effect; (e) altered in any material respect the practices of the Business with respect to payment of Accounts Payable, collection of Accounts Receivable or receiving prepayments for future goods or services; or (f) done any act or incurred any event that would be or cause a violation of such Seller's covenants and agreements set forth in Section 7.1 below were such act undertaken or event incurred at any time after the date hereof but prior to the Closing Date.

         5.7 Certain Contracts and Arrangements. All Contracts existing as of the date hereof are either (a) listed on Schedule 5.7, (b) Contracts for the purchase or sale of goods or services entered into in the ordinary course of business and not involving a financial obligation in excess of $25,000, or (c) licenses for the use of off-the-shelf computer software. Seller has provided to Purchaser true and complete copies of all Contracts listed on Schedule 5.7. Each Contract described in the preceding sentence, other than Excluded Contracts ("Assumed Contracts"), including the Leases and the Employment Agreements, is a legal, valid, and binding obligation of the subject Seller and, to the knowledge of the Sellers, the other party or parties to such Contract; and each such Contract is, to the Sellers' knowledge, in full force and effect. None of the Sellers has received any written notice of any announced changes in the policies and practices of any customers or suppliers that has had or would reasonably be expected to have a Material Adverse Effect. None of the Sellers is in breach or default under any such Contract and, to the knowledge of the Seller, no other party to any such Contract is in breach or default in any respect thereunder, except, in either case, any such breaches that, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each Assumed Contract will, upon the Closing, remain legal, valid, binding and in full force and effect in accordance with its terms, subject to any required consents which the parties may elect to waive. No Assumed Contract has been assigned or transferred in whole or in part, or materially amended, modified, impaired or subcontracted in any manner.

         5.8 Litigation. Except as disclosed on Schedule 5.8, there are no claims, actions, suits, investigations or proceedings pending or, to the knowledge of the Sellers, threatened against any Seller or any of the Assets, or in respect of the transactions contemplated by this Agreement, before any Governmental Authority, court, or arbitration tribunal.

         5.9 Compliance with Applicable Laws. Each Seller is in substantial compliance with all applicable laws, rules and regulations relating to ownership, leasing and operating of the Assets and carrying on the Business. None of the Sellers has received any written notice of default or violation relating to the Business, nor is any Seller in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any Governmental Authority, court or arbitration tribunal with respect to the Business; and none of the Sellers has been charged or, to the knowledge of the Sellers, is under investigation with respect to, any violation of any applicable law, rule or regulation relating to the ownership or operation of any of the Assets or the Business.

         5.10 Employee Matters. None of the Sellers is a party to any collective bargaining agreement applicable to the Business, nor has any Seller recognized or received a demand for recognition of any collective bargaining representative with respect to any Employees of the Business, and since January 1, 1999, there have been no material labor strikes, disputes or work stoppages in the Business, and, to the knowledge of the Sellers, no such actions are threatened against the Business. No union is now certified or has claimed in writing the right to be certified as a collective bargaining agent to represent any employees of the Business, and, to the knowledge of the Sellers, there are no organizational activities pending or threatened relating to any Employees of the Business. Except for the Employment Agreements, none of the Sellers is party to or bound by any employment agreement with respect to any employees of the Business. There are no unfair labor practice claims or charges pending or, to the knowledge of the Sellers, threatened against any Seller with respect to the Business, and none of the Sellers has received any written notice, complaint or grievance relating to any actual or alleged violation of any law, regulation or order relating to collective bargaining rights of employees, equal opportunity in employment, sexual harassment in the workplace, or employee health, safety, welfare, or wages and hours in the Business. A true and complete list of all Employees of the Business, including current annual compensation or hourly salary rate and job designation, is attached as Schedule 5.10.

         5.11     Employee Benefit Plans.
                  ----------------------

         (a) Schedule 5.11 contains a complete list of all Plans. True and complete copies of all Plans, including any trust instruments and insurance contracts, if any, forming a part thereof, and all amendments thereto, have been delivered or made available to the Purchaser. Except as required by statute or governmental regulation, none of the Sellers has any liability (fixed or contingent) for, or made any undertakings with respect to, health or medical benefits to any former Employee of the Business. In addition, the most recent summary plan description, each determination letter issued by the Internal Revenue Service to any Plan intended to be qualified under Section 401(a) of the Code, and the Form 5500 with all related schedules filed for the prior two years with respect to each Plan, as applicable, has been provided to the Purchaser.

         (b) None of the Sellers has incurred (nor has any event occurred that could result in any Seller's incurrence of) any liability in connection with any existing or previously existing Plan that could become, on or after the Closing Date, an obligation or liability (whether primary or secondary) of the Purchaser.

         (c) None of the Sellers participates in or contributes to, nor has any Seller at any time participated in or contributed to, any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA.

         (d) None of the Sellers has any commitment to any Employee of the Business to provide any post-retirement welfare benefit, whether or not under any Plan, other than liability for coverage mandated under applicable law, including continued medical coverage required under Section 4980B of the Code, the premiums for which are borne by such Employee or former Employee.

         (e) None of the Employees of the Business will be entitled to an accelerated payment or immediate vesting (other than any vesting resulting from the termination of a qualified retirement plan), including parachute payments described under Section 280G of the Code, under any Plan or agreement as a result of or arising out of this Agreement or the consummation of the transactions contemplated hereby.

         (f) No act or failure to act has affected the qualified status of any Seller's 401(k) Plan and its Trust since their adoption, and none of the transactions contemplated by this Agreement, including the provisions of Section 7.3(e) below, will adversely affect their qualified status.

         5.12 Tax Matters. Each Seller has timely filed with the appropriate Governmental Authority all Tax Returns and reports required to be filed by it with respect to the Business. All such Tax Returns are correct and complete in all material respects. Each Seller has timely paid all Taxes (whether or not shown on any Tax Return) due to any taxing authority with respect to the Business for all periods prior to the date hereof. There are no tax Liens on any assets of the Business, except for Permitted Liens. There are no disputes or claims pending or, to the knowledge of the Sellers, threatened against any Seller for past due Taxes relating to the Business.

         5.13 Title; Condition of Assets. Each Seller owns and has good and marketable title to all of its Assets, free and clear of all Liens except Permitted Liens and Liens to be released in connection with the Closing. All Assets and facilities of the Business are in good operating condition and repair (reasonable wear and tear excepted) and are adequate for their use in the Business as presently conducted.

         5.14     Real Property.
                  -------------

         (a) None of the Sellers owns any real property. The real property described on Schedule 5.14 constitutes all of the real property leased by the Sellers as lessee and occupied in connection with the operation of the Business. The areas of such leased premises that the Sellers are responsible for maintaining are in good condition (reasonable wear and tear excepted). Sellers have provided to Purchaser true and complete copies of the Leases. None of the Sellers is a sublessor with respect to any real property.

         (b) To the knowledge of the Sellers, no condemnation of any of the Leased Real Property has occurred, is pending or, is threatened. To the knowledge of the Sellers, the conduct of the Business by the Sellers at the Leased Real Property complies in all material respects with all applicable legal requirements relating to the Leased Real Property, including requirements under the applicable zoning ordinances, building code requirements and any requirements under applicable private restrictions.

         5.15 Intellectual Property. Schedule 5.15 lists all material items of the Intellectual Property. Each Seller has the right to use all its Intellectual Property as it presently uses them. No trademark, trade name, service mark, logotype, copyright, patent or other Intellectual Property used by the Seller in the Business is the subject of any pending or, to the knowledge of Seller, threatened infringement action, or action seeking to deny, modify or revoke any registration or application therefor or renewal thereof, and, to the knowledge of the Seller, no other Person is currently infringing upon any of the Intellectual Property. Each Seller is entitled to use all designs, processes, licenses and all other Intellectual Property used by it, and no Seller has granted to any third party any right, title or interest in or to any such Intellectual Property.

         5.16     Environmental Matters.
                  ---------------------

         (a) None of the Sellers has ever generated, used, handled, treated, released, stored or disposed of any Hazardous Materials on or about the Leased Real Property, except in substantial compliance with all applicable Environmental Laws; and to the knowledge of the Sellers, no other Person has ever engaged in any such activity on or about the Leased Real Property.

         (b) The Sellers' historical and present operation of the Business is in substantial compliance with all applicable Environmental Laws.

         (c) There are no material pending or, to the knowledge of the Sellers, threatened, demands, claims or notices of noncompliance or violation against or to the Business relating to an Environmental Law; and, to the knowledge of the Sellers, there are no conditions or occurrences on the Leased Real Property that would reasonably be expected to lead to any such demands, claims or notices against or to any Seller.

         (d) To the knowledge of the Sellers, there are no underground storage tanks located at the Leased Real Property. To the knowledge of the Sellers, any storage tanks (whether underground or above ground) previously located at the Leased Real Property were at all times maintained, sealed and/or disposed of in accordance with all applicable Environmental Laws.

         (e) (i) To the knowledge of the Sellers, none of the Sellers has, in the Business, sent or disposed of, otherwise had taken or transported, arranged for the taking or disposal of (on behalf of itself, a customer or any other party) or in any other manner participated or been involved in the taking of or disposal or release of a Hazardous Material to or at a site that is contaminated by any Hazardous Material or that, pursuant to any Environmental Law, (A) has been placed on the "National Priorities List", the "CERCLIS" list, or any similar state or federal list, or (B) is subject to or the source of a claim, an administrative order or other request to take "removal", "remedial", "corrective" or any other "response" action, as defined in any Environmental Law, or to pay for the costs of any such action at the site; (ii) none of the Sellers is involved in (or has any basis to reasonably expect to be involved in) any suit or proceeding or has received (or has any basis to reasonably expect to receive) any notice, request for information or other communication from any Governmental Authority or other third party with respect to a release or threatened release of any Hazardous Material or a violation or alleged violation of any Environmental Law in the Business, or has received (or has any basis to reasonably expect to receive) notice of any claims from any Person relating to property damage or to personal injuries from exposure to any Hazardous Material in the Business; and (iii) each of the Sellers has, in respect of the Business, timely filed every report required to be filed, acquired all necessary certificates, approvals and Permits, and generated and maintained all required data, documentation and records under all Environmental Laws, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.17     Accounts Receivable.
                  -------------------

         (a) To the extent not already collected, all accounts receivable shown on Schedule 5.4(b), and all accounts receivable thereafter created or acquired by the Seller prior to the Closing Date (the "Accounts"), have arisen or will arise in the ordinary course of the Business, and, to the extent not already collected, represent and will represent amounts owed to the Sellers by account debtors in respect of goods, products or services provided to such account debtors by the Sellers, subject to the reserve utilized in the calculation of Net Working Capital and subject to customary adjustments which may be effected with customers in the ordinary course of business (which adjustments are not and will not be, in the aggregate, material to the financial condition and business of the Sellers taken as a whole).

         (b) The Sellers have no knowledge of any asserted counterclaims or set-offs in respect of any of such Accounts, or any state of facts, events or occurrences which would impair the collection of such Accounts in the ordinary course of business, subject to the reserve utilized in the calculation of Net Working Capital and subject to customary adjustments which may be effected with customers in the ordinary course of business (which adjustments are not and will not be, in the aggregate, material to the financial condition and business of the Sellers taken as a whole).

         5.18 Inventories. All inventories which are owned by the Sellers and reflected in Schedule 5.4(b) have been valued at the lower of cost or market, based on the first in/first out method of accounting, and all items of obsolete or slow-moving inventory have been written down to net realizable or scrap value. Except as otherwise disclosed in Schedule 5.4(b) annexed hereto or reflected in the reserve utilized in the calculation of Net Working Capital, such inventories, in the aggregate, consist, and at the Closing Date will consist, of items which are of a quality and quantity which are useable in the ordinary course of the Sellers' business. The Sellers are not aware of any government or governmental agency approvals required to be obtained in respect of such inventories, and to the Sellers' knowledge, all of such inventories have been manufactured in accordance with and comply in all material respects with all applicable laws and regulations.

         5.19 Insurance Policies. Schedule 5.19 annexed hereto contains a true and correct schedule of all insurance coverages held by the Sellers concerning their business and properties, including the names of insurers, policy limits and deductibles. To the extent that such coverages are provided pursuant to group policies of GSI, no representation or warranty is made as to the continuation of such coverages from and after the Closing.

         5.20 Permits and Licenses. Schedule 5.20 annexed hereto contains a true and complete list of all Permits of the Business, which, to the Sellers' knowledge, constitute all required Permits necessary in order to operate the Business in the manner presently conducted (except where the failure to hold any Permit would not reasonably be expected to have a Material Adverse Effect). No representation or warranty is made with respect to the assignability or transferability of any of such Permits.

         5.21 Books and Records. All the books and records of the Business have been maintained in the ordinary course of the Business consistent with the Sellers' past practices and fairly reflect all material transactions of the Business.

         5.22 Brokers and Finders. No broker, finder or other Person is entitled to any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby by reason of any action taken or commitment made by any Seller or any of its Affiliates.

         5.23 Disclaimer of Additional Warranties. Except as expressly set forth in this Agreement, or any of the certificates or instruments delivered pursuant to the terms hereof, neither GSI nor any of the Sellers makes any representations or warranties, express or implied, at law or in equity, including any representation or warranty as to the quality of the Assets, or any part thereof, the condition thereof or fitness thereof for any purpose, or the absence of any defects therein, whether latent or patent.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to GSI and the Sellers as follows:

         6.1 Organization. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has delivered to the Sellers a true and correct copy of its Certificate of Formation as amended to the date of this Agreement.

         6.2 Authority. The Purchaser has the full power and authority to execute the Transaction Agreements and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Agreements and the consummation of the transactions contemplated thereby have been duly and validly authorized and approved by all necessary action on behalf of the Purchaser, and no other proceedings are necessary on the part of the Purchaser to authorize the Transaction Agreements or the consummation of the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by the Purchaser, and at the Closing the other Transaction Agreements will be duly and validly executed by the Purchaser. Assuming this Agreement and the other Transaction Agreements constitute or will constitute legal, valid and binding agreements of the Sellers, this Agreement and the other Transaction Agreements constitute or will constitute, upon execution, legal, valid and binding agreements of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

         6.3      Consents and Approvals.
                  ----------------------

         (a) The execution, delivery and performance of the Transaction Agreements by the Purchaser and the Purchaser's compliance with the terms thereof will not (i) conflict with any provision of the Certificate of Formation or other governing document(s) of the Purchaser, (ii) conflict with, constitute a breach of, or result in a default (whether upon notice or lapse of time or both) under any of the terms, conditions or provisions of any agreement, instrument, commitment or obligation to which the Purchaser is a party or by which any of its assets is bound, or (iii) violate any statute, law, rule, regulation, order, writ, injunction or decree of any Governmental Authority, but excluding from the foregoing clause (iii) such defaults, impositions and violations that, in the aggregate, could not reasonably be expected to impair the Purchaser's ability to perform its obligations under this Agreement.

         (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or by any other Person, is required by or with respect to the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the consummation of the transactions contemplated hereby.

         6.4 Legal Compliance. The Purchaser is in compliance in all material respects with all statutes, laws, rules, regulations and ordinances applicable to the Purchaser and its business.

         6.5 Litigation. There are no legal, administrative, arbitration or other proceedings or governmental investigations pending or, to the knowledge of the Purchaser, threatened against the Purchaser that could reasonably be expected to impair the Purchaser's ability to perform its obligations under this Agreement.

         6.6 Brokers and Finders. No broker, finder or other Person is entitled to any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby by reason of any action taken or commitment made by the Purchaser or any of its member owners or any of their respective Affiliates.

         6.7 No Knowledge of Breach. The Purchaser has no knowledge, on the date hereof, that GSI or any Seller is in breach of any of its representations or warranties made in Article V above.

                                   ARTICLE VII

                            COVENANTS OF THE PARTIES

         7.1 Conduct of Business. Except as indicated on Schedule 7.1 or as otherwise contemplated by this Agreement, during the period from the date of this Agreement to the Closing Date, the Seller will conduct the Business only in the ordinary course and in a manner consistent with prior practice and Seller will use its best efforts to preserve its business organization intact and to preserve its present relationships with referral sources, clients, customers, suppliers and others having business relationships with it. Without limiting the generality of the foregoing, except as set forth on Schedule 7.1 or as otherwise contemplated by this Agreement, prior to the Closing Date, without the prior written consent of the Purchaser, none of the Sellers will:

         (a) amend its articles or certificate of incorporation or bylaws in any manner that would adversely affect such Seller's ability to comply with its obligations under this Agreement;

         (b) grant to any employee or consultant of the Business any bonus or any increase in fees, compensation, benefits or perquisites, except in each case in the ordinary course of business;

         (c) cancel any indebtedness owing to such Seller or waive any claims or rights of material value, in each case relating to the Business;

         (d) make any change in any method of accounting or accounting practice or policy, except as may be required by GAAP;

         (e) fail to maintain the books and accounts of the Business in the usual and regular manner;

         (f) sell, lease, license or otherwise dispose of, or agree to sell, lease, license or otherwise dispose of, any assets of the Business other than in the ordinary course of business;

         (g) take any action that would make any of the representations or warranties of the Seller contained in this Agreement untrue or incorrect or would be reasonably likely to result in any of the conditions set forth in this Agreement not being satisfied;

         (h) enter into, cancel or modify any Contract or create, incur or undertake or assume any Liability, other than in the ordinary course of business consistent with past practices;

         (i) make any change in the senior management personnel of the Business;

         (j) except pursuant to commitments in effect on the date hereof and disclosed in the Schedules to this Agreement, or any emergency replacements of capital assets which may be required in the Business, make any capital expenditures or commitments (whether by means of purchase, lease or otherwise) or any operating lease commitments for the Business in excess of $20,000 in the aggregate;

         (k) create or grant any Liens on any of the assets of the Business, other than Permitted Liens; or

         (l) agree or commit, whether in writing or otherwise, to do any of the foregoing.

         7.2      Access to Information.
                  ---------------------

         (a) From the date of this Agreement to the Closing Date, each Seller will (i) give the Purchaser and its authorized representatives reasonable access during normal business hours to the facilities, assets, personnel, operations, books and records of the Business, and (ii) cause its officers or other appropriate officials to furnish the Purchaser with such financial and operating data and other information with respect to the Business as the Purchaser may from time to time reasonably request; provided, however, that any such investigation by the Purchaser shall be conducted at the sole cost and expense of the Purchaser and in such a manner as not to interfere unreasonably with the normal conduct of the Business.

         (b) After the Closing, the Purchaser and each Seller will use reasonable commercial efforts to furnish the other and its authorized representatives such financial and operating data and other information with respect to the Business as each may from time to time reasonably request in connection with tax matters, litigation or other disputes, or otherwise. In the event that, at any time and from time to time after the Closing, the Purchaser shall propose to dispose of or destroy any of the books and records included in the Assets, the Purchaser shall first provide the Sellers with a reasonable opportunity to take possession of such books and records at the Sellers' expense.

         7.3      Employees, Consultants and Employee Benefits.
                  --------------------------------------------

         (a) On the Closing Date, the Purchaser shall offer employment, as of the Effective Time, on an at will basis (except that those employees who are party to Employment Agreements shall be employed by the Purchaser in accordance with the terms of such Employment Agreements), to each Employee employed as of the Closing Date, at wages and salaries that are substantially equivalent, in the aggregate, to the wages and salaries currently being paid by the Sellers to such Employee. The Purchaser will have no obligation to continue the employment of any Employee who is not a party to an Employment Agreement, it being understood that, subject to applicable law, such employment may be terminated at any time, for any reason or for no reason. Except to the extent included in the calculation of Accounts Payable and/or Accrued Expenses as of the Effective Time, Sellers shall be responsible for the payment of all regular and overtime compensation to Employees of the Business; medical plan withholding; federal and state withholding; workers' compensation insurance premium payments and claims; medical plan claims; accrued vacation, sick time or paid time off; health, disability, benefit and retirement plan contributions and claims related to fiduciary management of such plans (including 401(k), Keough and pension plans); unemployment compensation claims, unemployment tax payments and withholding; any and all employment related claims arising from acts or omissions occurring prior to the Effective Time (including claims under the workers' compensation laws, ERISA, and any equal opportunity or human rights acts and any other state, federal or common law claim); and any fines or administrative expenses assessed thereunder for acts or omissions occurring prior to the Effective Time.

         (b) Following the Closing Date, each Seller shall, in accordance with its obligations under the Comprehensive Omnibus Budget Reconciliation Act ("COBRA"), notify each Employee of the continued availability of health insurance benefits to such Employee through such Seller's group health plans (subject to the Employee's payment of applicable premiums thereunder), and will permit all electing Employees to maintain continued coverage thereunder as and to the extent and subject to the conditions provided in COBRA.

         7.4      Filings.
                  -------

         (a) Subject to the terms and conditions of this Agreement, each party will use reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement by the Closing Date.

         (b) In furtherance and not in limitation of the covenants of the parties contained in Section 7.4(a), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any applicable law or regulation, the Purchaser and each Seller shall cooperate in all respects with each other and use reasonable commercial efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 7.4 shall limit a party's right to terminate this Agreement pursuant to Section 10.1(d) or 10.1(e) so long as such party has complied in all respects with its obligations under this
Section 7.4.

         (c) If any objections are asserted with respect to the transactions contemplated hereby under any applicable law or regulation or if any suit is instituted by any Governmental Authority or any private party challenging any of the transactions contemplated hereby as violative of any applicable law or regulation, the Purchaser and each Seller shall use reasonable commercial efforts to resolve any such objections or challenges as such Governmental Authority or private party may have to such transactions under such law or regulation so as to permit consummation of the transactions contemplated by this Agreement.

         7.5 Consummation of Agreement. Each Seller and the Purchaser shall use reasonable commercial efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated. GSI and the Sellers shall use commercially reasonable efforts (but without any requirement of incurring any material obligations or costs or making any material expenditure) to obtain all consents required by the Sellers or in the Business for the consummation of the transactions contemplated by this Agreement. Neither any Seller nor the Purchaser shall take any action or fail to take any commercially reasonable action if such action or failure could reasonably be expected to cause the representations of the other party contained in this Agreement to become false. Except for events that are the subject of specific provisions of this Agreement, if any event shall occur, either within or outside the control of the Purchaser or any Seller, that would materially delay or prevent fulfillment of the conditions upon the obligations of any party hereto to consummate the transactions contemplated by this Agreement, the Purchaser and the Sellers will use their respective best, diligent and good faith efforts to cure or minimize the same as expeditiously as possible.

         7.6      Confidentiality; Public Statements.
                  ----------------------------------

         (a) The Purchaser shall hold, and cause its consultants, advisors and financing sources to hold, in strict confidence all documents and information concerning the Seller furnished to the Purchaser in connection with the transactions contemplated by this Agreement; provided, however, that the Purchaser may disclose any document or information (i) that is already public knowledge prior to such disclosure, or (ii) to the extent that, in the reasonable opinion of the Purchaser's legal counsel, such disclosure is required by law or is necessary in order to conform to the requirements of any applicable security laws and regulations, including without limitation the rules of any securities exchange, but in either case only after the disclosing party has given prior written notice of the disclosure to the other party, to the extent reasonably possible. (b) The Purchaser and the Sellers shall consult with each other before issuing any press release or otherwise making any public statements with respect to the sale of the Assets or the Business hereunder and shall not issue any such press release or make any such public statement that is not approved by the other party, which approval shall not be unreasonably withheld or delayed, except as may be required by law or court order, in which case the Purchaser and the Sellers will make reasonable efforts to consult with each other prior to the issuance of such press release or the making of such public statement.

         7.7      Notice of Events.
                  ----------------

         (a) The Purchaser will promptly, and in no event later than three (3) Business Days after obtaining knowledge thereof, give oral and written notice to the Sellers of (i) any material default or breach by the Purchaser with respect to any of the Purchaser's representations and warranties in this Agreement or the due and timely performance of any of the Purchaser's covenants and agreements contained in this Agreement, or (ii) any other matter that has impaired materially, or might reasonably be expected to impair materially, the Purchaser's ability to perform its obligations under this Agreement.

         (b) The Sellers will promptly, and in no event later than three (3) Business Days after obtaining knowledge thereof, give oral and written notice to the Purchaser of (i) any material default or breach by any Seller with respect to any of the Sellers' representations and warranties in this Agreement or the due and timely performance of any of the Sellers' covenants and agreements contained in this Agreement, or (ii) any matter that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect.

         7.8      Post-Closing Access.
                  -------------------

         (a) The Purchaser shall permit the Sellers to have access to the Leased Real Property for a reasonable period of time following the Closing for the purpose of allowing the Sellers to remove, at their sole expense, (i) any and all indicia and uses of the "Gerald Stevens" names and logos from the Leased Real Property as required to protect the Gerald Stevens marks and trade dress, and (ii) any other assets that are not included in the Assets. The Sellers shall promptly repair, or reimburse the Purchaser for the cost of repairing, any damage to the Leased Real Property which may occur by reason of the Sellers' removal of such property.

         (b) Each Seller shall permit the Purchaser access to any records held by such Seller (to the extent not a part of the Assets) relating to the Business for such reasonable purposes and at such reasonable times as may be required by the Purchaser from time to time for a period of five years after the Closing.

         7.9 Accounts Receivable. From and after the Closing, in the event and to the extent that any Seller receives payment of any of the Accounts Receivable included in such Assets, such Seller shall promptly remit same to the Purchaser in the form received (subject to any necessary endorsement), and pending such delivery, such Seller shall be deemed to hold same in trust for the benefit of the Purchaser.

         7.10 Allocation of Purchase Price. The Purchaser and the Sellers shall use reasonable commercial efforts to agree on a reasonable and fair allocation of the Purchase Price among the Assets sold by each Seller, which shall value Accounts Receivable and Inventory at their net book values as of the Effective Time, shall value Fixed Assets at their estimated fair market values as of the Effective Time, and shall allocate the remainder of the Purchase Price to intangibles and goodwill. The Purchaser and the Sellers agree that each party shall report the transactions contemplated by this Agreement for income tax purposes in accordance with the agreed-upon allocation of the Purchase Price, pursuant to Section 1060 of the Code and the regulations thereunder, and agree not to take, in any filing with or accompanying any Tax Return reporting any part of the transaction undertaken herein, a position inconsistent with such allocations; provided, however, that if the Purchaser and the Sellers are unable in good faith to reach an agreement with respect to the allocation of the Purchase Price consistent with the foregoing, each such party may allocate the Purchase Price among the Assets as it deems appropriate but generally consistent with the foregoing.

         7.11 Customer Lists. From the date of this Agreement, none of the Sellers shall, and shall not permit any of its Affiliates to, utilize or disclose, to the detriment of the Purchaser, any of the customer lists related exclusively or primarily to the Business.

         7.12     Non-Compete.
                  -----------

         (a) Provided that the Closing shall have occurred, neither GSI, Seller nor any Seller Affiliate ("Covenantor") shall at any time during the three (3) year period from and after the Closing Date, within the United States, engage or participate in (whether as an operator, shareholder, owner, consultant, adviser, manager, partner, or in any other capacity) any business which derives in excess of $100,000 in annual revenues from (a) acting as an intermediary or clearinghouse for floral orders originated or fulfilled by third parties, and/or
(b) sponsoring corporate floral affinity programs in the United States involving direct mail or internet solicitation of customers or employees of corporate "Partners" within any such affinity program. The foregoing restriction shall not be applicable to or binding upon any assignee, acquiror or successor-in-interest to the business of GSI, and shall lapse and be of no further force or effect from and after the consummation of any sale or disposition of a controlling ownership interest in the Purchaser following the Closing.

         (b) Because of (i) the difficulty of measuring economic losses to Purchaser as a result of any breach by a Covenantor of the covenants in this
Section 7.12, and (ii) the immediate and irreparable damage that could be caused to Purchaser for which it would have no other adequate remedy, each Covenantor agrees that Purchaser may enforce the provisions of this Agreement by injunctions and restraining orders upon a breach of any of those provisions. The parties agree that the agreements of the Covenantors set forth in this Section
7.12 are a substantial part of the consideration for the transactions contemplated by this Agreement. If any court of competent jurisdiction determines that the scope, time or territorial restrictions set forth herein are unreasonable as applied to any Covenantor, the parties hereto, including that Covenantor, acknowledge their mutual intention and agreement that those restrictions be enforced to the fullest extent the court deems reasonable, and thereby will be reformed to that extent as applied to that Covenantor and any other Covenantor similarly situated.

         7.13 Non-Solicitation of Employees. For a period of one (1) year from and after the Closing Date, neither GSI nor any of its Affiliates (on the one hand) nor the Purchaser nor any of its Affiliates (on the other hand) shall solicit or encourage any employee of the other party to terminate his or her employment relationship with the other party, except, in any case, with the prior written consent of the party then employing the subject individual. This
Section 7.13 shall not be deemed violated by reason of any general industry solicitation or advertising. Each party shall advise any headhunter or other agent employed or retained by such party of the requirements of this Section 7.13.

         7.14 No Shopping. Prior to any valid termination of this Agreement pursuant to Article X, neither GSI, any Seller, any Seller Affiliate nor any of their representatives will engage in any negotiation with any other Person, solicit any offers for any of the Assets (other than sales of Inventory and dispositions of Fixed Assets in the ordinary course of business permitted hereunder) or any capital stock of Seller, or respond to inquiries from, share information with, negotiate with or in any other manner facilitate inquiries or offers from any third party in respect of any such proposed transaction.

         7.15 Change of Name. Each Seller shall amend its articles or certificate of incorporation in the state of its incorporation and certificates of authority in the states in which it has qualified to do business to delete any reference to "Florafax" "The Flower Club" or any variant thereof within thirty (30) days following the Closing Date.

         7.16 Transition of Support Services. The parties acknowledge that certain elements of the web hosting, internet back-end fulfillment and other services currently provided by GSI and its Affiliates to the Business (and vice versa) may require a transition period following the Closing, within which to effect the changeover of such services. The parties shall cooperate in good faith to ease such transition, and each party shall reimburse each other party for such other party's actual costs in providing such transitional services.

                                  ARTICLE VIII

                               CLOSING CONDITIONS

         8.1 Mutual Conditions. The respective obligations of each of the parties to this Agreement to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

         (a) No party to this Agreement shall be subject on the Closing Date to any order, decree or injunction of a court of competent jurisdiction that enjoins or prohibits the consummation of this Agreement and no Governmental Authority shall have instituted a suit or proceeding that is then pending that seeks to enjoin or prohibit the transactions contemplated hereby. Any party who is subject to any such order, decree or injunction or the subject of any such suit or proceeding shall take any steps within that party's control to cause any such order, decree or injunction to be modified so as to permit the Closing and to cause any such suit or proceeding to be dismissed.

         (b) No federal, state, local or foreign, if any, law, statute, regulation, code, ordinance or decree shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Authority of competent jurisdiction shall be in effect, having the effect of making the transactions contemplated herein illegal or otherwise prohibiting consummation of the transactions contemplated herein; provided, however, that the provisions of this
Section 8.1(b) shall not relieve a party of its obligations to effect the transactions contemplated by this Agreement if such party's failure to fulfill its obligations pursuant to Section 7.4 shall have been the cause of, or shall have resulted in, such order or injunction.

         (c) The Closing of the transactions contemplated by this Agreement shall be in compliance with all applicable state and federal laws, including without limitation all laws that would render the transactions contemplated by this Agreement void or voidable.

         (d) The transactions contemplated by the Calyx Agreement shall have been consummated; provided, however, that the condition precedent set forth in this Section 8.1(d) shall be of no further force or effect from and after any termination of the Calyx Agreement pursuant to Section 10.1(b) thereof.

         8.2 Conditions to the Obligations of the Sellers. The obligations of the Sellers to effect the transactions contemplated hereby shall be subject further to the fulfillment of the following conditions, any one or more of which may be waived by the Sellers in their sole and absolute discretion:

         (a) All representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made as of such date, except as otherwise contemplated by this Agreement. The Purchaser shall have performed and complied in all material respects with all its covenants and agreements contained in this

Agreement required to be performed and complied with by it at or prior to the Closing. The Sellers shall have received a certificate with respect to the matters set forth in this Section 8.2(a) signed on behalf of the Purchaser by an authorized officer.

         (b) (i) All documents required to have been delivered by the Purchaser to any of the Sellers at or prior to the Closing shall have been delivered, and
(ii) all actions required to have been taken by the Purchaser at or prior to the Closing shall have been taken.

         (c) The Sellers shall have received a legal opinion of Doherty, Doherty & Adams, L.L.P., counsel to the Purchaser, dated the Closing Date and in form and substance reasonably satisfactory to the Sellers, as to such matters as shall reasonably be requested by the Sellers.

         (d) As of the Closing Date, the Sellers shall have received from the Purchaser the following documents:

                           (i) a certificate of existence and good standing of
                  the Purchaser from its state of formation;

                           (ii) a true and complete copy of the resolutions of
                  the Managers of the Purchaser authorizing the execution, delivery and performance of this Agreement, and all instruments and documents to be delivered in connection herewith, and the transactions contemplated hereby by the Purchaser, certified on behalf of the Purchaser by its Secretary or Assistant Secretary;

                           (iii) a certificate from the Secretary or Assistant
                  Secretary of the Purchaser as to the incumbency and signatures of its officers who will execute documents at the Closing or who have executed this Agreement;

                           (iv) the Assignment and Assumption Agreement in
                  respect of the Assumed Liabilities, the Florafax Agreement (executed by the Purchaser), and the Escrow Agreement (executed by the Purchaser and the escrow agent thereunder); and

                           (v) such other documents, opinions and certificates
                  that the Seller may have reasonably requested in connection with the consummation of the transactions contemplated by this Agreement.

         (e) The Purchaser shall have paid and delivered the Purchase Price in accordance with Section 3.1(a).

         8.3 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to effect the transactions contemplated hereby shall be subject further to the fulfillment of the following conditions, any one or more of which may be waived by the Purchaser in its sole and absolute discretion:

         (a) All representations and warranties of the Sellers and GSI contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made as of such date, except as otherwise contemplated by this Agreement. Each Seller shall have performed and complied in all material respects with all its covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing. The Purchaser shall have received a certificate with respect to the matters set forth in this Section 8.3(a) signed on behalf of the Sellers by an authorized officer.

         (b) (i) All documents required to have been delivered by the Sellers to the Purchaser at or prior to the Closing shall have been delivered, and (ii) all actions required to have been taken by the Sellers at or prior to the Closing shall have been taken. (c) The Purchaser shall have received a legal opinion of Greenberg Traurig, LLP, counsel to the Sellers and GSI, dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser, as to such matters as shall reasonably be requested by the Purchaser.

         (d) As of the Closing Date, the Purchaser shall have received from the Sellers the following documents:

                           (i) a certificate of corporate existence and good
                  standing of each Seller and GSI from its state of incorporation;

                           (ii) a true and complete copy of the resolutions of
                  the board of directors of each Seller and GSI authorizing the execution, delivery and performance of this Agreement, and all instruments and documents to be delivered in connection herewith, and the transactions contemplated hereby by such Seller, certified on behalf of such Seller by its Secretary or Assistant Secretary;

                           (iii) a certificate from the Secretary or Assistant
                  Secretary of each Seller and GSI as to the incumbency and signatures of its officers who will execute documents at the Closing or who have executed this Agreement;

                           (iv) the Bill of Sale in respect of the Assets, the
                  Assignment and Assumption Agreement in respect of the Assumed Liabilities, the Florafax Agreement (executed by GSI), and the Escrow Agreement (executed by GSI); and

                           (v) such other documents, opinions and certificates
                  that the Purchaser may have reasonably requested in connection with the proper and effective conveyance of the Assets free and clear of all Liens (excluding the Excluded Assets and except for Permitted Liens), and the consummation of the other transactions contemplated by this Agreement.

         (e) The Purchaser shall have received (i) true and complete copies of all required landlord consents as contemplated by Section 8.2(e), and (ii) a written release from the Sellers' secured lender of all Liens held by such lender on any of the Assets.

         (f) No action, suit or proceeding by or before any court or Governmental Authority shall be pending on the Closing Date which, if determined adversely, could reasonably be expected to impair the ability of any Seller to transfer and deliver to the Purchaser the Assets and the Business as contemplated by this Agreement.

         (g) The Purchaser shall have received gross proceeds of not less than $15,000,000 from one or more financings, either through existing or new financing sources, to finance the transactions contemplated by this Agreement on terms and conditions reasonably satisfactory to the Purchaser.

                                   ARTICLE IX

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

         9.1 Survival of Representations. All representations, warranties, covenants and agreements made by the parties to this Agreement or pursuant hereto shall survive the Closing, but all claims made by virtue of such representations, warranties, covenants and agreements shall be made exclusively under, and subject to the limitations set forth in, this Article IX.

         9.2      GSI and Sellers' Agreement to Indemnify.
                  ---------------------------------------

         (a) Indemnification. Subject to the limitations, conditions and provisions set forth herein, GSI and Sellers, jointly and severally, agree to indemnify the Purchaser Indemnitees (as defined below) for, and the Purchaser shall be entitled, from and after the Closing Date, to recover from GSI and the Sellers, jointly and severally, all demands, claims, actions, losses, damages, liabilities, costs and expenses, including interest, penalties, reasonable costs of investigation and reasonable attorneys' fees, asserted against or incurred by the Purchaser or any of its shareholders, directors, officers, Affiliates, employees and agents (the "Purchaser Indemnitees") (i) resulting from a breach of any covenant, agreement, representation or warranty of GSI and Sellers contained in this Agreement, and/or (ii) with respect to any Liabilities that the Purchaser does not assume pursuant to the terms of this Agreement (collectively, the "Purchaser Damages"); provided, that Purchaser Damages shall not include any consequential, incidental or indirect damages.

         (b) Limitation of Liability. The Purchaser's right to recover any Purchaser Damages from GSI and the Sellers shall be subject to all of the following terms and limitations:

                           (i) The Purchaser may not recover any Purchaser
                  Damages by reason of a breach of representation or warranty of GSI and Sellers contained in this Agreement, or by reason of the breach of any covenant required to be performed by GSI or any Seller hereunder prior to the Closing Date, unless and until the aggregate amount of such Purchaser Damages exceeds $200,000, and any Purchaser Damages of such nature shall be reimbursed by GSI and the Sellers only to the extent of such excess over $200,000; provided that such "deductible" shall not be applicable to, and there shall not be counted against such "deductible," the actual payment of any Excluded Liabilities and any Purchaser Damages arising by reason of the breach by GSI or any Seller of any covenant to be performed by them subsequent to the Closing.

                           (ii) The Purchaser Indemnitees may not recover (after
                  giving effect to Section 9.2(b)(i) and 9.2(b)(iv)) Purchaser Damages in an aggregate amount in excess of the Purchase Price.

                           (iii) The Purchaser Indemnitees shall have the right
                  to recover only those Purchaser Damages as to which the Purchaser has given the Sellers written notice within twelve
                  (12) months after the Closing Date, except that: (A) any claim for misrepresentation or breach of warranty under Section 5.13 may be recovered to the extent that the Purchaser has given written notice thereof within three (3) years after the Closing Date; (B) any claim for misrepresentation or breach of warranty under Section 5.12 may be recovered to the extent that written notice thereof has been given within the statute of limitations applicable to the subject Taxes or Tax Returns; and (C) any claim for Purchaser Damages relating to Excluded Liabilities may be recoverable to the extent that the Purchaser has given written notice thereof within four (4) years after the Closing Date. Any written notice delivered by the Purchaser to the Sellers pursuant to this subparagraph
                  (iii) shall set forth with reasonable specificity (to the extent known to the Purchaser) the basis of the claim for Purchaser Damages and an estimate (to the extent known to the Purchaser) of the amount thereof.

                           (iv) All Purchaser Damages shall be computed net of
                  the present value of any income tax benefit resulting therefrom to the Purchaser or any Purchaser Indemnitee or any proceeds paid or payable (net of any taxes payable in respect thereof) to the Purchaser or any Purchaser Indemnitee as a result of any insurance coverage with respect thereto that reduces the Purchaser Damages that would otherwise be sustained.

         (c) Conditions of Indemnification. The right of the Purchaser and the other Purchaser Indemnitees to be reimbursed for claims for Purchaser Damages resulting from the assertion of liability by third parties ("Purchaser Claims") shall be subject to the following additional terms and conditions:

                           (i) Promptly after receiving notice thereof, the
                  Purchaser shall give the Sellers written notice of any Purchaser Claims together with a statement of any available information regarding such claim; provided, however, that any failure to give such prompt notice shall not affect the Purchaser Indemnitee's rights hereunder except to the extent such failure shall have prejudiced GSI or the Sellers with respect to such claim. The Sellers shall have the right to undertake the defense thereof by counsel of their own choosing and reasonably satisfactory to the Purchaser. The Purchaser may, by counsel, participate in such proceedings, negotiations or defense, at its own expense, but the Sellers shall retain control over such litigation except as hereinafter set forth. In all such cases, the Purchaser shall give reasonable assistance to the Sellers, including making employees of the Purchaser available without charge as reasonably requested.

                           (ii) If within twenty (20) days after receiving
                  notice of any such Purchaser Claim, the Sellers fail to notify the Purchaser of their intention to defend, or if the Sellers at any time notify the Purchaser of their decision to abandon the defense, the Purchaser shall (upon further notice to the Sellers) have the right, at the Sellers' expense, to undertake the defense, compromise or settlement of such Purchaser Claim, subject to the right of the Sellers to assume the defense of such Purchaser Claim at any time prior to final settlement, compromise or determination thereof.

                           (iii) Without the prior written consent of the
                  Purchaser, the Sellers shall not enter into any settlement of any Purchaser Claim, if pursuant to or as a result of such settlement (A) injunctive or other equitable relief would be imposed against the Purchaser, or (B) such settlement would lead to liability or create any financial or other obligation on the part of the Purchaser for which the Purchaser is not otherwise obligated or entitled to indemnification hereunder.

         9.3 Purchaser's Agreement to Indemnify. The Purchaser hereby agrees, from and after the Closing Date to indemnify, defend and hold GSI and the Sellers and each of their shareholders, directors, officers, Affiliates, employees and agents harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including interest, penalties, reasonable costs of investigation and reasonable attorneys' fees, asserted against or suffered or incurred by any of such Persons (the "Seller Indemnitees") (a) resulting from a breach of any covenant, agreement, representation or warranty of the Purchaser contained in this Agreement, and/or
(b) resulting from the failure by the Purchaser to pay or perform when due any of the Assumed Liabilities (collectively, the "Seller Damages"); provided, however, that Seller Damages shall not include any consequential, incidental or indirect damages; and further provided, that the Seller Indemnitees shall have the right to recover only those Seller Damages as to which GSI or any Seller has given the Purchaser written notice within twelve (12) months after the Closing Date, except that any claim for Seller Damages under Section 9.3(b) may be recovered to the extent that GSI or any Seller gives written notice thereof within four (4) years after the Closing Date; and further provided, that the Purchaser's obligations under this Section 9.3 shall be subject, mutatis mutandis, to the same qualifications as are provided in Sections 9.2(b)(ii), 9.2(b)(iv) and 9.2(c).

         9.4 Remedies. The Purchaser understands and agrees that the Purchaser's right to indemnification and other rights under this Article IX shall, from and after the Closing Date, constitute the Purchaser's sole and exclusive remedy against GSI and Seller and their Affiliates with respect to money damages for any claim by the Purchaser or its Affiliates against GSI or any Seller arising under or related to this Agreement, the Transaction Agreements or the transactions contemplated hereby. Any payment by or on behalf of GSI or any Seller in respect of Purchaser Damages or by or on behalf of Purchaser in respect of Seller Damages shall be treated as an adjustment of the Purchase Price.

                                    ARTICLE X

                                   TERMINATION

         10.1 Termination. This Agreement may be terminated prior to the Closing
Date:

         (a) at any time by mutual written consent of GSI, the Sellers and the Purchaser;

         (b) by the Sellers if there has been a material misrepresentation or a material default or breach by the Purchaser with respect to any of the Purchaser's representations and warranties in this Agreement or the due and timely performance of any of the Purchaser's covenants and agreements contained in this Agreement and such misrepresentation, default or breach is not cured at the Closing Date; provided that prompt written notice shall have been given to the Purchaser upon discovery of any such misrepresentation, default or breach (although the failure to give such notice shall not affect or impair the termination right hereunder);

         (c) by the Purchaser if there has been a material misrepresentation or a material default or breach by any Seller with respect to such Seller's representations and warranties in this Agreement or the due and timely performance of any of such Seller's covenants and agreements contained in this Agreement, and such misrepresentation, default or breach is not cured at the Closing Date; provided that prompt written notice shall have been given to the Sellers upon discovery of any such misrepresentation, default or breach (although the failure to give such notice shall not affect or impair the termination right hereunder);

         (d) by either GSI and the Sellers (on the one hand) or the Purchaser (on the other hand) if the Closing shall not have occurred on or before April 30, 2001 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(d) shall not be available to any party whose failure to fulfill any covenant or agreement under this Agreement (including those covenants and agreements in Section 7.4) has to any extent been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

         (e) by either GSI and the Sellers (on the one hand) or the Purchaser (on the other hand) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action (which the Purchaser and the Sellers shall have used reasonable commercial efforts to resist, resolve or lift, as applicable, in accordance with Section 7.4) permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 10.1(e) shall not be available to any party whose failure to comply with Section 7.4 has to any extent been the cause of such action or inaction;

         (f) by GSI and the Sellers on February 28, 2001 if, prior to such date, GSI and its Board of Directors has not received a favorable opinion, in form and from an investment banking firm reasonably satisfactory to GSI and its Board of Directors, with respect to the fairness of the transactions pursuant to this Agreement and the Calyx Agreement from a financial point of view, provided that, as a condition to the exercise of such right to terminate, the terminating party must also terminate the Calyx Agreement;

         (g) by GSI and the Sellers (on the one hand) and the Purchaser (on the other hand) on February 28, 2001 if, prior to such date, GSI has not received the consent of its secured lender with respect to the transactions contemplated by this Agreement and the Calyx Agreement, provided that, as a condition to the exercise of such right to terminate, the terminating party must also terminate the Calyx Agreement; and

         (h) by the Purchaser at any time on or before February 21, 2001, if the Purchaser is not satisfied for whatever reason with its review of the due diligence materials relating to the Business provided by the Sellers.

         10.2     Procedure and Effect of Termination or Failure to Close.
                  -------------------------------------------------------

         (a) In the event of termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to Section 10.1, prompt written notice thereof shall be given to the non-terminating part(ies) and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

                           (i) All further obligations of the parties hereunder
                  shall terminate, except the obligations contained in Sections 7.6(a), 10.2 and 11.1 shall survive; and

                           (ii) All filings, applications and other submissions
                  relating to the transactions contemplated by this Agreement shall, to the extent practicable, be withdrawn from the agency or Person to which made.

         (b) Upon termination of this Agreement, none of the parties hereto shall have any further obligation to any other party under this Agreement unless such termination was the result of an intentional breach by a party of any representation, warranty, covenant or other provision of this Agreement or an intentional act or omission by a party that resulted in the breach of any representation, warranty, covenant or other provision of this Agreement, in which case the other party hereto shall be entitled to seek any remedy to which such other party may be entitled at law or in equity for such violation or breach of this Agreement. Furthermore, Section 3.1 shall survive any termination of this Agreement, in accordance with the terms thereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         11.1 Expenses. Whether or not the transactions contemplated hereby are consummated, (a) all filing fees and other out-of-pocket costs required to be paid to obtain any consent required of any Person to consummate the transactions contemplated hereby will be borne by Seller, and (b) except as otherwise provided herein, all other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the preparation and execution of this Agreement and performance of the transactions contemplated hereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, consultants, counsel and accountants will be paid by the party incurring such costs and expenses.

         11.2 Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         11.3 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement signed by GSI, the Sellers and the Purchaser.

         11.4 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section.

         11.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered by hand or by facsimile transmission or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

         (a)      If to GSI or any Seller, to:

                  c/o Gerald Stevens, Inc.
                  1800 Eller Drive, Suite 300
                  Fort Lauderdale, Florida 33316
                  Attention:  General Counsel
                  Facsimile:  (954) 627-1330

                  With copies to:

                  Greenberg Traurig, LLP
                  200 Park Avenue
                  New York, New York  10166
                  Attention:  Shahe Sinanian
                  Facsimile:  (212) 801-6400

         (b)      If to the Purchaser, to:

                  Equity Resource Partners, LLC
                  616 Azalea
                  Vero Beach, FL  32963
                  Attention: Andy Williams
                  Facsimile: 561 234-4044

                  With copies to:

                  Doherty, Doherty & Adams, L.L.P.
                  1717 St. James Place, Suite 520
                  Houston, TX  77056
                  Attention: J. Patrick Doherty
                  Facsimile: 713 572-1001

         11.6 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of each other party.

         11.7 Governing Law. The execution, interpretation and performance of this Agreement shall be governed by the internal laws and judicial decisions of the State of Florida, without giving effect to conflicts of laws principles.

         11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by fax with the same binding effect as original ink signatures.

         11.9 Severability. If any provision of this Agreement, or the application thereof to any Person(s) or circumstance(s), shall be held by a court of competent jurisdiction to be contrary to law, invalid or unenforceable to any extent or in any respect, then such provision shall be deemed to be amended, modified and reduced in scope and effect, only to that extent necessary to render same valid and enforceable, and all other provisions of this Agreement shall be unaffected and shall remain in full force and effect.

         11.10 Parties in Interest. Nothing in this Agreement, express or implied, other than as otherwise specifically provided herein, is intended to or shall confer upon any Person other than the parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         11.11 Bulk Sales. The parties to this Agreement hereby waive compliance with any applicable bulk sales law and any other similar laws in any applicable jurisdictions in respect of the transactions contemplated by this Agreement.

         11.12 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto and the documents delivered pursuant to this Agreement, and the outstanding confidentiality agreement between GSI and the Purchaser, embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof. The Exhibits and Schedules hereto are an integral part of this Agreement and are incorporated by reference herein. Each party acknowledges that no other party has made any, or makes any, promises, representations, warranties, covenants or undertakings, other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be signed on their respective behalf by their respective duly authorized officers as of the date first above written.

                                         GSI:

                                         GERALD STEVENS, INC.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                         SELLERS:

                                         GS CALL CENTER CO.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                         FLOWER CLUB INTERNATIONAL, INC.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                         FLORAFAX FINANCIAL SERVICES CORP.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                         WORLDWIDE FLORAL & GIFTS, INC.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:



                                         PURCHASER:

                                         EQUITY RESOURCE PARTNERS, LLC


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title: